Other information	12 Months Ended
Dec. 31, 2018
Disclosure Of Notes And Other Explanatory Information Explanatory [Abstract]
Disclosure of cash flow statement [text block]
26 Other information

Supplemental cash flow information
(€ million)	2018	2017	2016
Investment in consolidated subsidiaries and businesses
Current assets	44
Non-current assets	198
Net borrowings	11
Current and non-current liabilities	(47)
Net effect of investments	206
Fair value of investments held before the acquisition of control	(50)
Gain on a bargain purchase	(8)
Purchase price	148
less:
Cash and cash equivalents	(29)
Investment in consolidated subsidiaries and businesses net of cash and cash equivalent acquired	119
Disposal of consolidated subsidiaries and businesses
Current assets	328	166	6,526
Non-current assets	5,079	814	8,615
Net borrowings	785	(252)	(5,415)
Current and non-current liabilities	(3,470)	(205)	(6,334)
Net effect of disposals	2,722	523	3,392
Reclassification of foreign currency translation differences among other items of OCI	113		7
Fair value of share capital held after the sale of control	(3,498)		(1,006)
Fair value valuation for business combination	889
Gain (loss) on disposal	13	2,148	11
Non-controlling interest			(1,872)
Selling price	239	2,671	532
less:
Cash and cash equivalents	(286)	(9)	(894)
Disposal of consolidated subsidiaries and businesses net of cash and cash equivalent divested	(47)	2,662	(362)

Investments in 2018 concerned: (i) the acquisition of the business by Versalis Spa of the “bio” activities of Mossi & Ghisolfi Group, related to development, industrialization, licensing of bio-chemical technologies and processes based on use of renewable sources for €75 million; (ii) the acquisition of the remaining 51% stake in Gas Supply Company Thessaloniki — Thessalia SA which distributes and sells gas in Greece for €24 million, net of cash acquired of  €28 million; (iii) the acquisition of the company Mestni Plinovodi distribucija plina doo, which distributes and sells gas in Slovenia for €15 million, net of cash acquired for €1 million. The gain from bargain purchase, recognized in Other income and revenues, was due to the obtainable synergies from the greater ability to recover the investments made by the acquired company due to the combination of customer portfolios.

Disposals in 2018 concerned: (i) the loss of control of Eni Norge AS resulting from the business combination with Point Resources AS, with the establishment of the equity-accounted joint venture Vår Energi AS (Eni interest 69.60%), that will develop the project portfolio of the combined entities. The operation entailed the exclusion from the consolidation area of  €2,486 million of net assets, of which cash and cash equivalents for €258 million, the recognition of the investment in Vår Energi AS for €3,498 million and a fair value gain of  €889 million, net of negative exchange rate differences of  €123 million; (ii) the sale of 98.99% (entire stake owned) of Tigáz Zrt and Tigáz Dso (100% Tigáz Zrt) operating in the gas distribution business in Hungary to the MET Holding AG group for €145 million net of cash divested of € 13 million; (iii) the sale by Lasmo Sanga Sanga of the business relating to a 26.25% stake (entire stake owned) in the PSA of the Sanga Sanga gas and condensates field for €33 million; (iv) the sale of 100% of Eni Croatia BV, which owns shares of gas projects in Croatia to INA-Industrija Nafte dd for €20 million, net of cash divested of  €15 million; (v) the sale of 100% of Eni Trinidad and Tobago Ltd, which holds a share of a gas project in Trinidad & Tobago for €10 million.